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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2001


                             Omnipoint Corporation.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       001-14419               04-2969720
----------------------------      ------------------------     -------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

12920 SE 38th Street, Bellevue, Washington                    98006
------------------------------------------                    -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (425) 378-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 1. Change in Control

         The purpose of this Current Report on Form 8-K is to report that on May 31, 2001, Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, acquired VoiceStream
Wireless Corporation, a Delaware corporation that is the parent of Omnipoint Corporation. A copy of the press release announcing the merger is attached as
Exhibit 99.1 to VoiceStream Wireless Corporation's Current Report on Form 8-K, dated May 31, 2001, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

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Exhibit Number   Description of Exhibit
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
99.1             Press release dated May 31, 2001 (incorporated herein by reference to Exhibit 99.1 to VoiceStream Wireless Corporation's Current Report
                 on Form 8-K (File No. 000-29667), dated May 31, 2001).
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


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 1, 2001                     OMNIPOINT CORPORATION
                                       (Registrant)


                                       By:  /s/ Alan R. Bender
                                           -------------------------------------
                                           Name:  Alan R. Bender
                                           Title: Executive Vice President